Close-down, restoration and environmental provisions (Tables)	6 Months Ended
Jun. 30, 2025
Disclosure of other provisions [abstract]
Summary of provisions including post-retirement benefits

	30 June 2025(a)	31 December 2024
	US$m	US$m
Opening balance	15,731	17,150
Adjustment on currency translation	636	(1,128)
Adjustments to mining properties/right of use assets:
– changes to existing and new provisions	(59)	851
– change in discount rate(b)	—	(787)
Charged/(credited) to profit:
– increases to existing and new provisions	38	435
– change in discount rate(b)	—	(235)
– decreases and unused amounts reversed	(9)	(88)
– exchange (gains)/losses on provisions	(45)	26
– amortisation of discount	378	843
Utilised in the period	(422)	(1,142)
Acquisition - newly consolidated operation	280	61
Transfers and other movements	2	(255)
Closing balance	16,530	15,731
Balance sheet analysis:
Current	1,252	1,183
Non-current	15,278	14,548
Total	16,530	15,731
(a)Close-down, restoration and environmental provisions at 30 June 2025 have not been adjusted for closure-related receivables amounting to US$375 million (31 December 2024: US$350 million) due from the ERA trust fund and other financial assets held for the purposes of meeting closure obligations. These are included within “Receivables and other assets” on the balance sheet.
(b)Close-down, restoration and environmental provisions are based on risk-adjusted cash flows expressed in real terms. On 30 June 2024, we revised the closure discount rate from 2.0% to 2.5%, applied prospectively from that date. This assumption is based on the currency in which we plan to fund the closures and our expectation of long-term interest rate and exchange rate parity in the locations of our operations. There was no change to the closure discount rate during the 6 months ended 30 June 2025 or second half of 2024.